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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):   April 13, 2000

                          ---------------------------


                                  VENCOR, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                       001-14057              61-1323993
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                                One Vencor Place
                            680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)



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Items 1-4.  Not Applicable.

Item 5.  Other Events.

     Vencor, Inc. (the "Company") has announced that it has agreed with its lenders to amend (the "Amendment") the Company's debtor-in-possession financing (the "DIP Financing") primarily to revise a financial covenant regarding the Company's minimum net amount of accounts receivable. As previously reported, the Company was not in compliance with this accounts receivable covenant at December 31, 1999. In the Amendment, the lenders also waived all events of default regarding this accounts receivable covenant that occurred prior to the date of the Amendment. As of April 12, 2000, the Company had no outstanding borrowings under the DIP Financing.

     Vencor and its subsidiaries filed voluntary petitions for protection under Chapter 11 with the United States Bankruptcy Court for the District of Delaware on September 13, 1999.

     Vencor, Inc. is a national provider of long-term healthcare services primarily operating nursing centers and hospitals.

     A copy of the press release is included as an exhibit to this filing and is incorporated herein by reference.

     Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Such factors may include, without limitation, the ability of the Company to continue as a going concern; the delays or the inability to complete the Company's plan of reorganization; the ability of the Company to operate pursuant to the terms of the DIP Financing; the ability of the Company to operate successfully under the Chapter 11 cases; risks associated with operating a business in Chapter 11; adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings; adverse developments with respect to the Company's liquidity or results of operations; the Company's ability to attract patients given its current financial position; the ability of the Company to attract and retain key executives and other personnel; the effects of healthcare reform and legislation on the Company's business strategy and operations; the Company's ability to control costs, including labor costs; adverse developments with respect to the Company's settlement discussions with the Department of Justice concerning ongoing investigations; and the dramatic increase in the costs of defending and insuring against alleged patient care liability claims. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company

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disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Item 6.  Not Applicable.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

             Not applicable.

         (b) Pro forma financial information.

             Not applicable.

         (c) Exhibits.

             Exhibit 99.1  Press Release dated April 13, 2000.

Items 8-9.  Not Applicable.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              VENCOR, INC.



Dated:  April 13, 2000        By: /s/ Richard A. Lechleiter
                                  -------------------------
                                  Richard A. Lechleiter
                                  Vice President, Finance,
                                  Corporate Controller and
                                  Treasurer

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